ANNUAL REPORT
                                                               DECEMBER 31, 2002



                    discipline



                                                         Levco Equity Value Fund
                                                (a series of LEVCO Series Trust)
                                               One Rockefeller Plaza, 19th Floor
                                                        New York, New York 10020



     allocation




                         diversify

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

In our last writing to you in the June 30 Semi-Annual Report, we lamented the steady decline in equities that had marked the two-plus year period since the market's peak in March of 2000. Unfortunately for equity investors, the bad news continued into the third quarter--the market's worst quarter since the fourth quarter of 1987. Although the picture improved after October 9, by the end of 2002 U.S. equities had suffered a disheartening losing streak of three consecutive years for the first time since the years of 1939 to 1941. Many companies were severely penalized by investors in 2002, as were many investment management styles, including our own. As we said at midyear, this period has been very challenging.

We are disappointed to report to you that the Levco Equity Value Fund lost 28.22% for the twelve months ended December 31, 2002. This performance corresponds with the steep decline experienced by the major equity markets, which fell 22.09% as measured by the Standard & Poor's (S&P) 500 Index*. While your Fund is not managed to track the returns of the Russell 1000 Value Index,+ we use it as a benchmark that is reflective of its value investment style. For the year, the Index lost 15.52%. As we explained at midyear, we believe that the performance gap between the Index and your Fund is primarily attributable to several of the Fund's holdings that were severely punished in 2002. In the Fund Review section, we explore this issue further. We hope the following will shed light on the Fund's recent performance, and give you insight into our management strategy.


MARKET & ECONOMIC REVIEW

The year 2002 will mark the investment history books as one that represented deep erosion in the trust and confidence of U.S. investors. It was a painful year marked by extreme pessimism, with investors favoring those investments that provided the most safety, reliability and simplicity. This is understandable given that, since March 2000, the paper value of investors' wealth in U.S. equities has dropped from $17 trillion to $10 trillion. Last year, the damage was so widespread that 70% of U.S. publicly traded common stocks suffered declines. While U.S. equities showed relative strength in the first quarter in response to the American economy's 6.1% GDP growth, the second and third quarters provided some of the market's darkest days in recent memory. A vicious cycle of value deterioration was fueled by accelerating negative sentiment, as investors responded with disgust to the cavalcade of corporate misdeeds and other surprises that hurt U.S. businesses (including Enron, Xerox, Global Crossing, WorldCom and Adelphia) the scope of which is without recent historical parallel.

Taken together, the effects of a tarnished Corporate America, another year of lackluster corporate earnings, a falling U.S. dollar, a tepid economy, ongoing terrorist threats, and the potential war with Iraq all exerted extreme pressure on U.S. equities in 2002. The fourth quarter brought some relief with the S&P 500 Index gaining 8.43% and the Nasdaq Composite Index++ rising 14.11%. But the rally that began in early October was narrow, favoring blue-chip large-capitalization stocks and some of the most beaten down technology companies. By the end of the year, even these gains were not enough to pull the major market indices out of the red, with the S&P 500 Index ending the year off 22.09% and the Nasdaq Composite Index down 31.13%. Many believe that the market's worst days are now over. At the same time, however, there are few promising signs that the U.S. economic recovery is gathering steam. Although many--including Levin & Co.--had predicted a slow, steady recovery for the economy in 2002, it never fully materialized. Nevertheless, it is somewhat reassuring--and a testament to its resilience--that the American economy still managed to grow 2.4% last year, given the tremendous shocks it withstood.

Unfortunately for equity investors, there were few paths to prosperity in 2002. Every major stock market sector, and most equity investment styles, suffered

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                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

declines. According to Lipper Analytical Services, a third-party mutual fund tracking company, the average U.S. Diversified Stock Fund was down 22.41% in 2002. Investors in Science & Technology Funds (-43.04%) and Telecommunications Funds (-41.31%) suffered the heaviest losses. The only categories that enjoyed gains were Gold Oriented Funds (up 62.88%), Real Estate Funds (up 4.09%), and Specialty Diversified Equity Funds (up 10.21%), which includes "short funds". For the third consecutive year, bond funds outperformed stock funds, with last year's best bet being plain-vanilla General U.S. Government Funds, which returned 9.97%. In a typical "flight to quality", investors responded to last year's uncertain market and economic environment by moving record amounts of capital into fixed income investments. This has left considerable capital sitting on the sidelines in bond and money market funds, and hampered the recovery among equities.


FUND REVIEW

To better position the Fund's portfolio for the future, we improved the Fund's dividend profile during the second half of 2002. We believe this tactic makes sense in light of President Bush's pending proposal to eliminate the double-taxation of dividends (corporations first paying taxes on their income, followed by investors paying taxes on dividends). Dividend-paying stocks can help provide some insulation in volatile periods. At December 31, 2002, your Fund's top ten positions included five companies with annual dividend yields in excess of 2%: AON Corp. (3.2% annual dividend yield, and 4.1% of the Fund's net assets as of December 31); Bristol-Myers Squibb (4.8% annual dividend yield, and 3.8% of Fund assets); Constellation Energy Group (3.8% annual dividend yield, and 3.0% of Fund assets); UnumProvident (3.4% annual dividend yield, and 2.6% of Fund assets); and CIT Group (2.4% annual dividend yield, and 2.3% of Fund assets). As a point of reference, the dividend yield on the large-cap S&P 500 Index was 1.8% at year-end.

Among the positive performance contributors in the third quarter of 2002 was AON Corp., a leader in reinsurance and insurance brokerage. At year-end, AON was your Fund's top holding (4.1% of Fund assets). We purchased additional shares of the company in the third quarter after its stock price fell following news that the company would restate revenues. The market overreacted to the news and the matter was successfully resolved with the Securities and Exchange Commission; since then, the stock price has recovered. Several of your Fund's healthcare positions did well following the announced acquisition of Pharmacia Corp. by Pfizer. These included the Fund's holdings in Pharmacia (2.9% of Fund assets), Eli Lilly & Co. (1.1% of Fund assets) and Johnson & Johnson (0.0% of Fund assets), the latter of which we sold into this strength. Burlington Resources (3.1% of Fund assets) also benefited the Fund following strong financial and operating results for the second quarter. In the fourth quarter, your Fund benefited from its holdings in BellSouth, Verizon and Sprint (2.2%, 1.7% and 0.6%, respectively, of Fund assets), which rose on positive news in the telecom sector. The rally that followed October 9 also elevated many downtrodden technology companies and helped your Fund's holdings in Hewlett-Packard, Oracle and IBM (2.0%, 1.8% and 1.5%, respectively, of Fund assets).

Most of the Fund's relative underperformance in 2002 was primarily attributable to six stocks: El Paso Corp. (natural gas provider, and 1.1% of Fund assets); Reliant Resources (electric utility, and 0.7% of Fund assets); Tyco International (industrial conglomerate, and 2.4% of Fund assets); Bristol-Myers Squibb (pharmaceutical manufacturer, and 3.8% of Fund assets); Sprint-PCS Group (0.6% of Fund assets); and Williams Cos. (energy utility, and 0.6% of Fund assets). Unfortunately in 2002, companies with ANY perceived problem were unduly penalized, even those with identifiable business values. Despite the disappointing results of these six companies, your Fund continues to invest in them as we remain confident in their long-term value for the

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                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

following reasons. Although El Paso continues to be plagued by liquidity and legal concerns relating to a pending ruling by the Federal Regulatory Energy Commission (FERC) as to its involvement in the California energy crisis, the company's asset base is the best in the domestic natural gas industry. We believe that Reliant Resources' profitable electric retail business and diverse mix of valuable power generation assets are currently trading significantly below their net asset value. Tyco International's stock, in our view, is undervalued; we are encouraged by the company's strong internal management team and market share in its leading businesses. Bristol-Myers Squibb was under considerable pressure in 2002, but it has several new drugs on the horizon (and an attractive annual dividend yield of 4.8%). Sprint-PCS is the only nationwide single-technology wireless network, and we believe it is well positioned to benefit once bearish sentiment leaves the telecom sector. Finally, we continue to believe that Williams Cos. represents compelling value. The company's efforts to improve its balance sheet through asset sales should help liquidity concerns, and key catalysts could include disposition of non-core businesses and contract restructuring with the state of California.

Finally, during the second half of the year we sold out of several consumer discretionary companies on the back of consumer weakness and tepid technology spending. These included AOL Time Warner, Black & Decker and General Motors. New names that were added since June 30, 2002, included CIT Group, Oracle, Home Depot, Citigroup, John Hancock Financial, Kimberly-Clark Co., CIGNA, Alcan and Owens-Illinois (which represented 2.3%, 1.8%, 1.7%, 1.1%, 0.9%, 1.3%, 1.5%,
0.6%, and 0.2%, respectively, of Fund assets).


THE OUTLOOK

For investment managers, three straight years of stock market misery can't help but prompt some soul searching. At Levin & Co., it has only strengthened our commitment to building wealth for our investors. In October of 2002, we celebrated the 20th anniversary of the firm's founding in 1982. This milestone marks the successful completion of two decades of executing absolute return-oriented investment strategies--through both favorable and unfavorable market environments. Despite the difficulties of 2002, we will not alter our value-oriented investment philosophy. We will continue to attempt to identify securities of strong U.S. companies that are currently undervalued in relation to their intrinsic worth, and that hold promise of rebounding through identifiable catalysts. A fundamental, research-intensive, bottom-up stock selection process will continue to drive our choices. We will also continue to pursue companies that may have complex elements, even though investors had little tolerance for these companies in 2002. These are companies that we believe offer excellent value over the long term. Although we are not pleased with the Fund's performance in 2002, we remain confident that our approach makes sense over the long term.

We anticipate that the coming period will be characterized by certain equity investments doing well, while others will fare less well. We believe that both the unbroken bull market of the 1990s and the severe market correction of the past three years are behind us. We now envision an extended period during which the markets will navigate through broad trading ranges--a period in which stock selection will be central to achieving good performance. Many elements are likely to influence the market: the domestic economy, business fundamentals and interest rates. Geopolitical issues that heavily influenced investor sentiment last year--most significantly the persistent threat of terrorism--continue to be important concerns. One positive aspect is the domestic political agenda. President Bush has signaled his intention to pursue supportive fiscal policies in 2003, and expectations are that the Federal Reserve will continue its stimulative monetary policy. Also, companies will now face easier year-over-year revenue and earnings comparisons, and early indications are for modest growth. On the whole, we generally expect

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                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

improved business conditions in the year ahead. Finally, the President's proposal to eliminate double taxation of corporate dividends would be a boost for equities in general and, specifically, should help your Fund. We thank you for your investment in the Levco Equity Value Fund, and we look forward to continuing to work with you in the future.


/s/ JOHN (JACK) W. MURPHY               /s/ DANIEL M. THERIAULT

JOHN (JACK) W. MURPHY                   DANIEL M. THERIAULT
SENIOR PORTFOLIO MANAGER                SENIOR PORTFOLIO MANAGER
JOHN A. LEVIN & CO., INC.               JOHN A. LEVIN & CO., INC.

January 23, 2003


All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+The Russell 1000 Value Index is comprised of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the investable U.S. equity market.

++The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

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                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS*
                             AS OF DECEMBER 31, 2002

      [Data below were represented as a pie chart in the original report.]

                  Financial Services                     21.1%
                  Cash/Equivalents Less Liabilities      11.0%
                  Technology                             11.0%
                  Consumer Discretionary                  8.8%
                  Healthcare                              7.8%
                  Utilities                               7.5%
                  Conglomerates                           6.0%
                  Energy                                  5.5%
                  Consumer Staples                        5.4%
                  Materials and Processing                5.3%
                  Producer Durables                       4.7%
                  Integrated Oil                          3.5%
                  Auto and Transportation                 2.4%

----------
* Percentage of net assets.

                             LEVCO EQUITY VALUE FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2002*
--------------------------------------------------------------------------------

AON CORP.
(4.1%)

AON is an insurance services holding company that provides insurance and consulting services worldwide. The company is comprised of insurance brokerage, consulting, warranty and consumer insurance companies.

BRISTOL-MYERS SQUIBB CO.
(3.8%)

Bristol-Myers Squibb is a diversified worldwide health and personal care company that manufactures medicines and other products. The company's products include therapies for various diseases and disorders, consumer medicines, wound management, nutritional supplements, infant formulas, and hair and skin care products.

BURLINGTON RESOURCES, INC.
(3.1%)

Burlington Resources, through its principal subsidiaries, explores for, produces, and markets crude oil and natural gas. Burlington's reserves are primarily natural gas, located in North America. The company also explores and develops fields in the Northwest European Shelf, North Africa, Latin America, the Far East and West Africa.

CONSTELLATION ENERGY GROUP, INC.
(3.0%)

Constellation Energy is a holding company with operations throughout North America and various Latin American countries. Through its Baltimore Gas and Electric Company subsidiary, the company generates purchases and sells electricity as well as purchases, transports and sells natural gas.

PHARMACIA CORP.
(2.9%)

Pharmacia is a pharmaceutical company engaged in the research, development, manufacture and sale of pharmaceuticals and other related health care products and agricultural products.

ACCENTURE LTD.
(2.6%)

Accenture is a provider of management and technology consulting services and solutions that help clients capitalize on business and technology opportunities. (It was formerly known as Andersen Consulting.)

UNUMPROVIDENT CORP.
(2.6%)

UnumProvident provides group disability, special risk and disability insurance, as well as group life insurance, long-term care insurance, and payroll-deducted voluntary benefits offered to employees at their worksites. UnumProvident operates around the world.

TYCO INTERNATIONAL LTD.
(2.4%)

Tyco is a diversified manufacturing and service company with operations around the world. The company manufactures, services and installs electrical and electronic components, undersea telecommunications systems, fire protection and security systems, flow control valves, healthcare products and specialty products. The company also provides financing and leasing services.

CSX CORP.
(2.4%)

CSX is a global freight transportation company with principal business units providing rail, container-shipping, intermodal and international terminal services.

CIT GROUP, INC.
(2.3%)

CIT Group is a commercial and consumer finance services company that provides a wide range of financing and leasing products.

----------
*Portfolio is subject to change.

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                             LEVCO EQUITY VALUE FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Levco Equity Value Fund made at its inception with a similar investment in the Russell 1000 Value Index and the Standard & Poor's 500 Index.

                             LEVCO EQUITY VALUE FUND
          vs. Russell 1000 Value Index and Standard & Poor's 500 Index

        [Data below were represented by a graph in the original report.]

                      Levco Equity        Russell 1000          S&P 500
                       Value Fund         Value Index            Index
                      ------------        ------------          -------
       04 Aug 97        $10,000             $10,000             $10,000
       Dec 97            10,080              10,683              10,243
       May 98            11,112              11,831              11,586
       Oct 98            10,778              11,415              11,741
       Mar 99            12,126              12,530              13,826
       Aug 99            13,048              13,033              14,267
       Jan 00            13,216              12,828              15,140
       Jun 00            14,808              12,700              15,874
       Nov 00            14,974              13,514              14,420
       Apr 01            15,365              14,015              13,766
       Sep 01            13,094              12,478              11,537
       Feb 02            14,268              13,316              12,341
       Jul 02            11,059              11,572              10,226
       Dec 02            10,668              11,318               9,949


--------------------------------------------------------------------------------
 Average Annual Total Return  12/31/02     1 Year    5 Year   Since Inception*
--------------------------------------------------------------------------------
 Levco Equity Value Fund                  (28.22)%    1.14%        1.20%
--------------------------------------------------------------------------------
 Russell 1000 Value Index                 (15.52)%    1.16%        2.31%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index              (22.09)%   (0.58)%      (0.10)%
--------------------------------------------------------------------------------

*INCEPTION DATE FOR THE LEVCO EQUITY VALUE FUND WAS 8/4/97. Index returns are calculated as of the nearest month end (7/31/97).

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Russell 1000 Value Index and the Standard & Poor's (S&P) 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                             LEVCO EQUITY VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                            VALUE
NO. OF SHARES              SECURITIES (a)                  (NOTE 1)
--------------------------------------------------------------------
COMMON STOCKS: 88.8%
AUTO & TRANSPORTATION: 2.4%
           15,200   CSX Corp.                            $   430,312
                                                         -----------
CONGLOMERATES: 6.0%
           17,200   General Electric Co.                     418,820
            7,200   Honeywell, Inc.                          172,800
            2,100   Textron, Inc.                             90,279
           25,300   Tyco International Ltd.                  432,124
                                                         -----------
                                                           1,114,023
                                                         -----------
CONSUMER DISCRETIONARY: 8.8%
           31,900   BearingPoint, Inc.+                      220,110
           12,700   Home Depot, Inc.                         304,292
            5,100   Kimberly-Clark Corp.                     242,097
           17,500   McDonalds Corp.                          281,400
           12,100   Walt Disney Co.                          197,351
            7,800   Tribune Co.                              354,588
                                                         -----------
                                                           1,599,838
                                                         -----------
CONSUMER STAPLES: 5.4%
            5,100   Anheuser Busch Cos., Inc.                246,840
            5,403   Del Monte Foods Co.+                      41,610
           12,100   H.J. Heinz Co.                           397,727
           13,000   Sara Lee Corp.                           292,630
                                                         -----------
                                                             978,807
                                                         -----------
ENERGY: 5.5%
           13,100   Burlington Resources, Inc.               558,715
           30,100   El Paso Corp.                            209,496
           39,100   Reliant Resources, Inc.+                 125,120
           41,800   Williams Cos., Inc.                      112,860
                                                         -----------
                                                           1,006,191
                                                         -----------
FINANCIAL SERVICES: 21.1%
           39,900   AON Corp.                                753,711
           14,900   Bank of New York, Inc.                   357,004
            6,600   CIGNA Corp.                              271,392
           21,700   CIT Group, Inc.                          425,320
            5,600   Citigroup, Inc.                          197,064
           11,000   FleetBoston Financial Corp.              267,300
            6,100   John Hancock Financial
                      Service, Inc.                          170,190
            6,800   PNC Financial Corp.                      284,920
           26,800   UnumProvident Corp.                      470,072
           15,837   U.S. Bancorp                             336,061
            4,200   XL Capital Ltd. (Class A)                324,450
                                                         -----------
                                                           3,857,484
                                                         -----------

                                                            VALUE
NO. OF SHARES              SECURITIES (a)                  (NOTE 1)
--------------------------------------------------------------------
HEALTHCARE: 7.8%
           29,700   Bristol-Myers Squibb Co.             $   687,555
            3,300   Eli Lilly & Co.                          209,550
           12,600   Pharmacia Corp.                          526,680
                                                         -----------
                                                           1,423,785
                                                         -----------
INTEGRATED OIL: 3.5%
            7,900   Exxon Mobil Corp.                        276,026
           11,800   Unocal Corp.                             360,844
                                                         -----------
                                                             636,870
                                                         -----------
MATERIALS & PROCESSING: 5.1%
            3,800   Alcan, Inc.                              112,176
           13,200   Archer-Daniels-Midland Co.               163,680
           10,000   Dow Chemical Co.                         297,000
            4,400   E.I. du Pont de
                      Nemours and Co.                        186,560
            9,349   Monsanto Co.                             179,968
                                                         -----------
                                                             939,384
                                                         -----------
PRODUCER DURABLES: 4.7%
            3,800   Deere & Co.                              174,230
           21,032   Koninklijke (Royal) Philips
                      Electronics N.V. (ADR)                 371,846
           15,500   Thermo Electron Corp.+                   311,860
                                                         -----------
                                                             857,936
                                                         -----------
TECHNOLOGY: 11.0%
           26,600   Accenture Ltd. (Class A)+                478,534
           20,600   Hewlett-Packard Co.                      357,616
            3,500   International Business
                      Machines Corp.                         271,250
           29,800   Oracle Corp.+                            321,840
           13,400   Raytheon Co.                             412,050
           11,100   Texas Instruments, Inc.                  166,611
                                                         -----------
                                                           2,007,901
                                                         -----------
UTILITIES: 7.5%
           15,200   BellSouth Corp.                          393,224
           19,800   Constellation Energy
                      Group, Inc.                            550,836
           26,600   Sprint Corp.-PCS Group+                  116,508
            7,800   Verizon Communications, Inc.             302,250
                                                         -----------
                                                           1,362,818
                                                         -----------
TOTAL COMMON STOCKS
(COST: $20,762,653)                                       16,215,349
                                                         -----------



                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                            VALUE
NO. OF SHARES              SECURITIES (a)                  (NOTE 1)
--------------------------------------------------------------------
PREFERRED STOCKS: 0.2%

MATERIALS & PROCESSING: 0.2%
            1,700   Owens-Illinois, Inc.                    $ 45,050
                                                         -----------
TOTAL PREFERRED STOCKS
(COST: $80,473)                                               45,050
                                                         -----------

SHORT-TERM INVESTMENTS: 11.4%
(COST: $890,135)    SSGA Money Market Fund                   890,135


                                INTEREST  MATURITY
PRINCIPAL AMOUNT                  RATE      DATE
--------------------------------------------------------------------

$1,194,795
Repurchase Agreement (Note 4)
Purchased on 12/31/02; maturity
value $1,194,865 (with State
Street Bank & Trust Co.,
collateralized by $1,220,000
Federal Home Loan Mortgage
Corp. 1.55% due 1/14/04 with
a value of $1,220,000)
(Cost: $1,194,795)                1.05%    1/02/03         1,194,795
                                                         -----------

TOTAL SHORT-TERM INVESTMENTS
(COST: $2,084,930)                                         2,084,930
                                                         -----------

TOTAL INVESTMENTS: 100.4%
(COST: $22,928,056)                                       18,345,329
OTHER ASSETS LESS LIABILITIES: (0.4)%                        (67,421)
                                                         -----------
NET ASSETS: 100%                                         $18,277,908
                                                         ===========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.

Glossary:
ADR -- American Depositary Receipt
+   -- Non-income producing


                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS:
Investments, at value (cost $22,928,056) (Note 1) ............     $ 18,345,329

RECEIVABLES:
   Dividends and interest ....................................           55,582
   Due from adviser ..........................................           23,895
   Securities sold ...........................................            6,000
   Capital shares sold .......................................            1,529
                                                                   ------------
   Total assets ..............................................       18,432,335
                                                                   ------------
LIABILITIES:
Payables:
   Securities purchased ......................................           50,030
   Income tax payable ........................................           35,000
   Accounts payable ..........................................           69,397
                                                                   ------------
   Total liabilities .........................................          154,427
                                                                   ------------
Net assets ...................................................     $ 18,277,908
                                                                   ============
Shares outstanding ...........................................        2,309,850
                                                                   ============
Net asset value, redemption and offering price per share .....     $       7.91
                                                                   ============
Net assets consist of:
   Aggregate paid in capital .................................     $ 24,094,777
   Undistributed net investment income .......................          150,554
   Accumulated realized loss .................................       (1,384,696)
   Unrealized depreciation of investments ....................       (4,582,727)
                                                                   ------------
                                                                   $ 18,277,908
                                                                   ============





                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

INCOME (NOTE 1):
Dividends ......................................................    $   396,573
Interest .......................................................         11,206
                                                                    -----------
   Total income ................................................        407,779

EXPENSES:
Advisory fee (Note 2) .............................    $   172,998
Administration (Note 2) ...........................         36,797
Professional ......................................         40,543
Income tax expense (Note 1) .......................         35,000
Transfer agency ...................................         28,210
Organization ......................................         15,079
Trustees' fees and expenses .......................         12,890
Shareholder reports ...............................         11,373
Insurance .........................................         10,133
Custodian .........................................          8,882
Other .............................................          1,468
                                                       -----------
   Total expenses .................................        373,373
Expenses assumed by the adviser (Note 2) ..........       (114,539)
                                                       -----------
Net expenses ...................................................        258,834
                                                                    -----------
   Net investment income .......................................        148,945
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
Realized loss from security transactions .......................     (1,344,552)
Net unrealized depreciation of investments during the year .....     (5,626,934)
                                                                    -----------
Net realized and unrealized loss on investments ................     (6,971,486)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........    $(6,822,541)
                                                                    ===========







                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEARS
                                                                                 ENDED DECEMBER 31,
                                                                           ----------------------------
                                                                               2002            2001
                                                                           ------------    ------------
DECREASE IN NET ASSETS:
OPERATIONS:
   Net investment income ...............................................   $    148,945    $    181,311
   Realized gain (loss) from security transactions .....................     (1,344,552)        986,508
   Net unrealized depreciation of investments during the year ..........     (5,626,934)     (2,384,554)
                                                                           ------------    ------------
   Decrease in net assets resulting from operations ....................     (6,822,541)     (1,216,735)
                                                                           ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...............................................        (23,391)       (181,311)
   Net realized gains ..................................................             --        (943,090)
                                                                           ------------    ------------
     Total dividends and distributions .................................        (23,391)     (1,124,401)
                                                                           ------------    ------------

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares .......................................      1,178,308       1,069,389
   Reinvestment of dividends and distributions .........................         23,391       1,124,401
   Cost of shares reacquired ...........................................       (339,558)     (9,005,793)
                                                                           ------------    ------------
   Net increase (decrease) in net assets from capital share transactions        862,141      (6,812,003)
CAPITAL CONTRIBUTIONS FROM ADVISER (NOTE 1) ............................         35,000              --
                                                                           ------------    ------------
     Total decrease in net assets ......................................     (5,948,791)     (9,153,139)
NET ASSETS:
Beginning of year ......................................................     24,226,699      33,379,838
                                                                           ------------    ------------
End of year (including undistributed net investment income of
  $150,554 and $0, respectively) .......................................   $ 18,277,908    $ 24,226,699
                                                                           ============    ============

*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED
   NUMBER OF $0.001 PAR VALUE SHARES AUTHORIZED)
   Shares sold .........................................................        149,122          88,422
   Reinvestment of dividends and distributions .........................          2,102         103,118
   Shares reacquired ...................................................        (38,649)       (725,048)
                                                                           ------------    ------------
   Net increase (decrease) .............................................        112,575        (533,508)
                                                                           ============    ============





                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                             YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------
                                                            2002           2001         2000         1999         1998
                                                          -------        -------      -------      -------      -------
Net Asset Value, Beginning of Year ......................  $11.03         $12.22       $11.65       $11.18       $10.01
                                                          -------        -------      -------      -------      -------
Income From Investment Operations:
Net Investment Income ...................................    0.07           0.09         0.10         0.08         0.09
Net Realized and Unrealized Gain (Loss) on Investments ..   (3.19)         (0.74)        1.76         1.67         1.50
                                                          -------        -------      -------      -------      -------
Total from Investment Operations ........................   (3.12)         (0.65)        1.86         1.75         1.59
                                                          -------        -------      -------      -------      -------
Less Dividends and Distributions:
Dividends from Net Investment Income ....................   (0.01)         (0.09)       (0.10)       (0.08)       (0.09)
Distributions from Realized Capital Gains ...............      --          (0.45)       (1.18)       (1.20)       (0.33)
In excess of Net Realized Gains .........................      --             --        (0.01)          --           --
                                                          -------        -------      -------      -------      -------
Total Dividends and Distributions .......................   (0.01)         (0.54)       (1.29)       (1.28)       (0.42)
                                                          -------        -------      -------      -------      -------
Capital Contribution ....................................    0.01(c)          --           --           --           --
                                                          -------        -------      -------      -------      -------
Net Asset Value, End of Year ............................  $ 7.91         $11.03       $12.22       $11.65       $11.18
                                                          =======        =======      =======      =======      =======
Total Return (a) ........................................  (28.22)%        (5.30)%      15.99%       15.73%       15.98%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000's) ......................... $18,278        $24,227      $33,380      $24,088      $16,349
Ratio of Gross Expenses to Average Net Assets ...........    1.83%(c)       1.53%        1.37%        1.71%        2.04%
Ratio of Net Expenses to Average Net Assets .............    1.27%(c)       1.10%        1.10%        1.10%        1.10%
Ratio of Net Investment Income to Average Net Assets ....    0.73%(b)(c)    0.73%        0.78%        0.70%        0.89%
Portfolio Turnover Rate .................................      50%            44%          64%          62%          89%


----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year.
(b) Ratio would have been 0.17% had the Adviser not waived expenses.
(c) As explained in Note 1 to the financial statements the Adviser contributed capital to the Fund for estimated income tax expenses incurred by the Fund. The expense ratios and net investment income ratio were increased by 0.17% and decreased by 0.17%, respectively. As a result of the Adviser's capital contribution, there was no impact to the Fund's net assets or total return for 2002. The amount by which the net expense ratio of 1.27% exceeds the expense limitation of 1.10% relates to the estimated income tax expense which has been absorbed by the Adviser through a capital contribution.




                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--The Levco Equity Value Fund (the "Fund"), is a no-load series of the LEVCO Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on August 4, 1997. The following is a summary of significant accounting policies consistently followed by Fund, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund did not distribute 100% of its long-term capital gains for the year ended December 31, 2001 and therefore has recorded an estimated income tax provision of $35,000 for 2002. The Adviser has agreed to reimburse the Fund for this amount, which is shown as a capital contribution in the Statement of Changes in Net Assets.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, reclassifications are made to the appropriate equity account in the period the difference arises.

On the Statement of Assets and Liabilities the following reclassifications were made for permanent tax differences:

     Aggregate paid in capital ................... $41,061
     Accumulated realized loss ................... (66,061)
     Accumulated net investment income ...........  25,000

The tax character of distributions paid during 2002 and 2001 was as follows:

                                        2002        2001
                                      -------   ----------
     From ordinary income ........... $23,391    $ 344,484
     From long-term capital gains ...      --      779,917
                                      -------   ----------
                                      $23,391   $1,124,401
                                      =======   ==========

Differences between book and tax basis distributions are due to short-term capital gain distributions being treated as ordinary income distributions for tax purposes.

The portion of ordinary income dividends (including net short-term capital gain dividends) attributed to the year ended December 31, 2002 that qualifies for the dividends received deduction for corporate shareholders in accordance with the Internal Revenue Code is 100%.

As of December 31, 2002, the components of accumulated deficit on a tax basis were as follows:

     Undistributed ordinary income ........... $   150,554
     Accumulated capital and post-
       October losses ........................  (1,103,126)
     Unrealized depreciation .................  (4,864,297)
                                               -----------
       Total accumulated deficit ............. $(5,816,869)
                                               ===========

Differences between book and tax basis components of accumulated deficit are primarily due to the deferral of losses on wash sales.

As of December 31, 2002, the Fund had capital loss carryovers of $825,396 expiring in 2010. In addition, the Fund incurred losses of $277,730 from November 1, 2002 to December 31, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising on the first day of the fiscal year ending December 31, 2003.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--John A. Levin & Co., (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 0.85% of the Fund's average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2002. For the year ended December 31, 2002 the Adviser assumed expenses in the amount of $114,539. Certain officers and trustees of the Trust are officers of the Adviser.

Van Eck Associates Corp. (the "Administrator") performs certain accounting and administrative services for the Trust. In accordance with an accounting and administration agreement, the Administrator earns a fee of $12,500 per year per Fund. The Fund also reimburses the Administrator for all accounting charges.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $10,152,085 and $9,724,955, respectively, for the year ended December 31, 2002. For federal income tax purposes, the identified cost of investments owned at December 31, 2002 was $23,209,626. As of December 31, 2002, net unrealized depreciation for federal income tax purposes aggregated $4,864,297 of which $744,777 related to appreciated securities and $5,609,074 related to depreciated securities.

NOTE 4--REPURCHASE AGREEMENT--Collateral for a repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 5--SUBSEQUENT EVENT--An income dividend of $0.10 per share was paid on January 31, 2003 to shareholders of record as of January 29, 2003 with investment date of January 31, 2003.

Report of Independent Auditors


To the Board of Trustees and Shareholders
Levco Equity Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Levco Equity Value Fund (one of the funds constituting the LEVCO Series Trust) (the Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Levco Equity Value Fund of the LEVCO Series Trust as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP


Kansas City, Missouri
January 31, 2003

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS

NON-INTERESTED PERSONS*

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                         TERM OF        PRINCIPAL                        IN FUND         OTHER
                                         OFFICE AND     OCCUPATION(S)                    COMPLEX         DIRECTORSHIPS
                            POSITION(S)  LENGTH OF      DURING PAST FIVE                 OVERSEEN        HELD BY
NAME, AGE AND ADDRESS       WITH TRUST   TIME SERVED    YEARS                            BY TRUSTEE      TRUSTEE
---------------------       ----------   -----------    ----------------                 -----------     -------------
Edward T. Tokar, 55         Trustee      2001 to        Chief Executive                  2               D.P. Hedge
101 Columbia Road                        present        Officer, Allied Capital                          Strategies Fund,
Morristown, NJ 07962-1219                               Management LLC and                               LLC
                                                        Vice President--Investments,
                                                        Honeywell International, Inc.

Thomas C. Barry, 58         Trustee      1997 to        Founder and Principal of         2               The France
Zephyr Management, L.P.                  present        Zephyr Management, L.P.,                         Growth Fund, Inc.
320 Park Avenue                                         sponsor of specialized
New York, NY 10022                                      investment partnerships.
                                                        Founder, South Africa
                                                        Capital Growth Fund;
                                                        Founder, ZN Mexico Trust,
                                                        private equity funds.

Charles L. Booth, Jr., 69   Trustee      1997 to        Presently retired.               2               The Bramwell
215 E. 68th Street #28E                  present                                                         Funds, Inc.
New York, NY 10021                                                                                       (2 fund portfolios)

James B. Rogers, Jr., 60    Trustee      1997 to        Author, traveler and             2               The Zweig Fund,
352 Riverside Drive                      present        private investor.                                Inc.; The Zweig
New York, NY 10025                                                                                       Total Return
                                                                                                         Fund, Inc.

Edward J. Rosenthal, 68     Trustee      1997 to        Co-founder and Vice              2               Astro
707 Westchester Avenue                   present        Chairman of Cramer                               Communications
White Plains, NY 10604                                  Rosenthal McGlynn LLC,
                                                        an investment advisory firm.

Bradford J.Race, 57         Trustee      2002 to        Of Counsel, Dewey Ballantine     2               The Manufacturers
1301 Avenue of the Americas              present        LLP; former Secretary to the                     Life Insurance
New York, NY 10019                                      Governor and Chief of Staff to                   Company of
                                                        the Governor of the State of                     New York
                                                        New York, George E. Pataki




----------
* not "interested persons" (as defined in the 1940 Act)

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (CONTINUED)

INTERESTED PERSONS+ AND OFFICERS

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                          TERM OF        PRINCIPAL                        IN FUND           OTHER
                                          OFFICE AND     OCCUPATION(S)                    COMPLEX           DIRECTORSHIPS
                            POSITION(S)   LENGTH OF      DURING PAST FIVE                 OVERSEEN          HELD BY
NAME, AGE AND ADDRESS       WITH TRUST    TIME SERVED    YEARS                            BY TRUSTEE        TRUSTEE
---------------------       ----------    -----------    ----------------                 -----------       -------------
John A. Levin,+ 64          Trustee, Co-  1997 to        Chairman, Chief Executive        2                 None
One Rockefeller Plaza       Chairman      present        Officer, President and
25th Floor                  and                          Director of the Investment
New York, NY 10020          President                    Adviser, BKF Capital Group,
                                                         Inc. ("BKF") and the
                                                         Distributor.

Gregory T. Rogers,+ 37      Trustee       2000 to        Executive Vice President         2                 None
One Rockefeller Plaza                     present        and Chief Operating Officer
25th Floor                                               of the Investment Adviser.
New York, NY 10020                                       From 1994 to 2000, Mr. Rogers
                                                         was a Managing Director of
                                                         BARRA Strategic Consulting
                                                         Group.

Glenn A. Aigen, 40          Chief         1997 to        Senior Vice President and        2                 None
One Rockefeller Plaza       Financial     present        and Chief Financial Officer
25th Floor                  Officer and                  of the Investment Adviser.
New York, NY 10020          Treasurer

Norris Nissim, 36           Secretary     1997 to        Vice President and General       2                 None
One Rockefeller Plaza                     present        Counsel of the Investment
25th Floor                                               Adviser and Distributor.
New York, NY 10020


----------
+ "interested persons" (as defined in the 1940 Act)

John A. Levin and Gregory T. Rogers are Trustees who are "interested persons" of the Trust (as defined by the 1940 Act) by virtue of their affiliations with the Investment Adviser or the Distributor.

BOARD COMMITTEES. There are two standing committees of the Board of Trustees, which are the Audit Committee and the Nominating Committee. The members of the Audit Committee are Thomas C. Barry, Charles L. Booth, James B. Rogers and Edward J. Rosenthal, each of whom is an Independent Trustee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. During the fiscal year ended December 31, 2002, the Audit Committee held one meeting.

The members of the Nominating Committee are Thomas C. Barry, Charles L. Booth, Jr. and Edward J. Rosenthal, each of whom is an Independent Trustee. The Nominating Committee is responsible for nominating persons to serve in the capacity of Independent Trustee. During the fiscal year ended December 31, 2002, the Nominating Committee held one meeting. The Nominating Committee does not accept shareholder recommendations.

Investment Adviser:    John A. Levin & Co., Inc.
       Distributor:    LEVCO Securities, Inc.
                       One Rockefeller Plaza, New York, NY 10020
     Administrator:    Van Eck Associates Corp.
                       99 Park Avenue, New York, NY 10016

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.